100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Manhattan Market Outlook May 17, 2006 John Powers Co-Chairman, New York Tri-State Region Exhibit 99.5

CB Richard Ellis | Page 2 Downhill Speed Reconsidering Price Constraints

CB Richard Ellis | Page 3 Downhill Speed Reconsidering Price Constraints

CB Richard Ellis | Page 4 National Economy GDP Growth Strong

CB Richard Ellis | Page 5 U.S. Economy Overview: U.S. GDP (2002 – 2006 YTD) First Quarter 2006 Real GDP up 4.8% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Q1 '02 Q1 '03 Q1 '04 Q1 '05 Q1 '0

CB Richard Ellis | Page 6 4.9% 1.5% 4Q ’05 4.7% 1.5% 1Q ‘06 5.1% Unemployment Rate 1.6% Job Growth 3Q ’05 Economic Performance Source: Federal Reserve Bank

CB Richard Ellis | Page 7 3.8% -0.3% 9.4% 4Q ’05 7.6% 7.9% Personal Consumption 3.2% 6.7% 1Q ‘06 4.2% Productivity 2.6% Personal Income 3Q ’05 Economic Performance Source: Federal Reserve Bank

CB Richard Ellis | Page 8
109.6 107.5 102.7 Consumer Confidence
87.4
N/A
N/A
N/A
April
88.9
1.9%
7.9%
4.2%
March
86.7 Consumer Sentiment
2.5% New Housing Starts
(1)
6.7% Retail Sales
(1)
0.4% Durable Goods
(1)
February
(1)
Year over year
Economic Performance
Source:  Federal Reserve Bank

CB Richard Ellis | Page 9
Corporate Profits
% Change Qtr.
Over Qtr.
Corporate Profits         Fixed
Investment
Source:  Bureau of Labor Statistics
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
Q3, 2001 Q3, 2002 Q3, 2003 Q3, 2004 Q3, 2005

CB Richard Ellis | Page 10 Wall Street Performance 2004 2005 YTD 2006 NASDAQ 9% 1% 2% S&P 500 11% 3% 3% Dow Jones 3% 1% 6%

0.90
0.88
0.86
0.84
0.82
0.80
0.78
0.76
0.74
0.72
Sep04
Jan05
May05
Sep05
Jan06

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 11 U.S. Economy USD is Again Weakening Versus EURO Euros to 1 USD Source: US Treasury

CB Richard Ellis | Page 12 Imports / Exports 13.0% 12.1% 1Q 2006 12.1% 5.1% 4Q 2005 2.4% 2.5% 3Q 2005 Imports Exports Source: Bureau of Labor Statistics

CB Richard Ellis | Page 13 4.2% 3.3% 2004 -2.5% 4.3% 1Q ’06 5.4% Producer Price Index 3.4% Consumer Price Index 2005 Economic Performance Source: Federal Reserve Bank Gold at $680 per ounce!

CB Richard Ellis | Page 14 National Economy Has Momentum … But how long will it continue

CB Richard Ellis | Page 15 How Long Will It Last … HIGHER INTEREST

CB Richard Ellis | Page 16
Interest Rates
0%
1%
2%
3%
4%
5%
6%
7%
2000 2001 2002 2003 2004 2005 2006
10-Year and 3-Month Constant Maturity Rates
10-Year Treasury
3-Month Treasury
Variance
Source:  US Treasury

CB Richard Ellis | Page 17 How Long Will It Last … HOUSING HAS PEAKED

CB Richard Ellis | Page 18
Toward A Buyer’s Market
2
3
4
5
6
7
Average 6.9
months on the
market
2
3
4
5
6
7
Average 5.5
months on the
market
CONDOS AND CO-OPS NEW SINGLE-FAMILY HOMES
’03 ’04 ’05 ‘06 ’03 ’04 ’05 ‘06
Source:  New York Times

PLUS
319 9
UNLEADED
309 9
DIESEL
2.69 9
375

100 A Century of Service
1906 | 2006

CB Richard Ellis | Page 19 How Long Will It Last … OIL PRICES

NYMEX Crude Oil Futures
$ / Barrel
$80
$75
$70
$65
$60
$55
$50
$45

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 20 U.S. Economy Increasing Oil Prices May-05 Sept-05 Jan-06 May-06 Source: WTRG Economics

NYMEX Unleaded Gasoline Futures
$ / Gallon
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 21 U.S. Economy Increasing Gasoline Prices Source: WTRG Economics

CB Richard Ellis | Page 22
U.S. Economy
Average Daily Oil Imports (Millions of Barrels)
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
1995 2005
United States        China India
Source:  US Energy Information Administration

CB Richard Ellis | Page 23 How Long Will It Last … GROWING DEFICIT$

200
100
0
-100
-200
-300
-400
-500
-600
-700
-800
-900
Billion $
Balance on income
Balance on services
Net unilateral current transfers
Balance on current account
Balance on goods
1997
1998
1999
2000
2001
2002
2003
2004
2005

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 24 Growing Current Account Deficit Income and Services Little Offset Source: US Treasury

CB Richard Ellis | Page 25
Largest Foreign Holders of US Debt
$485 Billion China
$283 Billion UK
$2,536 Billion
$814 Billion
Amount By Country
Others
Japan
Total Held Over $4.1 Trillion – 48%
Source: US Treasury Dept. 6/2005
32%

Estimated and Actual Surplus/Deficit (FY 02-06)
Billions of Dollars
300
200
100
0
-100
-200
-300
-400
-500
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
Original Estimate for Budget Year
Final Amount

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 26 Growing Federal Deficit Federal Deficit at $8.4 Trillion and Growing

CB Richard Ellis | Page 27 How Long Will It Last … ONGOING TOLL

CB Richard Ellis | Page 28
Economic Forecast
2007 2006 2005
2.3
4.7
4.8
1Q
3.4
5.1
3.2
FY
2.4 2.4 Inflation (CPI)
4.8
2.3
3.0
FY
4.8
2.9
3.5
FY
Unemployment
Bottom 10%
GDP / Consensus
Source:  Blue Chip Economic
Indicators
Actual / Consensus

CB Richard Ellis | Page 29 New York City Economy On a Roll

CB Richard Ellis | Page 30 GCP -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 2000 2001 2002 2003 2004 2005

CB Richard Ellis | Page 31
Economic Indicators – New York City
5.8%
Unemployment
3.9%
Inflation
1.4%
Job
Growth
3.4%
GCP Growth
2005
vs.
2004
*  NYC ranked 9
th
in terms of job growth when compared to the 19
largest
metropolitan areas.
Source:  New York City Comptroller

CB Richard Ellis | Page 32
New York City Economy
Metropolitan NY Residential Sales
Transaction Volume (000s)      Single Family Home Price Index (YR 2000
=100)
Source: New York City Dept. of Finance
0
5
10
15
20
25
30
35
40
45
50
1990 1992 1994 1996 1998 2000 2002 2004
0%
50%
100%
150%
200%

CB Richard Ellis | Page 33
New York City Economy
Manhattan Residential Condo Market (Avg. Sale Prices)
Source: New York City Dept. of Finance
$0
$150
$300
$450
$600
$750
$900
$1,050
$1,200
$1,350
$1,500
$1,650
2001 2002 2003 2004 2005
2 Bedroom
1 Bedroom
Studio
($000’s)

Tourists in Millions

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 34 0 10 20 30 40 50 2000 2001 2002 2003 2004 2005 2006 New York City Economy International Domestic 36.2 35.2 35.3 37.8 40.0 41.5 43.4 New York Visitors Source: NYC & Company

CB Richard Ellis | Page 35
50%
60%
70%
80%
90%
100%
1999 2000 2001 2002 2003 2004 2005
$150
$180
$210
$240
$270
$300
New York City Economy
Hotel Occupancy
Room Rate
Hotel Occupancy Rates
Source:  PKF Consulting

Office Employees (in 000's)

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 36 New York City Economy 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 1,500 2003 2004 2005 2006 2007 Source: Torto Wheaton Research Office-Based Employees 1.5% 1.5%

CB Richard Ellis | Page 37 INVESTMENT SALES Where is the top?

CB Richard Ellis | Page 38
Investment Sales
Dollar Transaction Volume
$1.0
$3.0
$5.0
$7.0
$9.0
$11.0
2001 2002 2003 2004 2005
$1.0
$3.0
$5.0
$7.0
$9.0
$11.0
2001 2002 2003 2004 2005
$ Billions
$ Billions
Class “A” Class “B”

CB Richard Ellis | Page 39
Investment Sales
Average Price Per Square Foot, Class A and B
$0
$100
$200
$300
$400
$500
$600
2001 2002 2003 2004 2005
$0
$100
$200
$300
$400
$500
$600
2001 2002 2003 2004 2005
Class “A” Class “B”

CB Richard Ellis | Page 40
Investment Sales
2005 Volume (Percentage by Buyer) *
Local (individuals &
companies)
National (public/private
companies)
Foreign
REIT
Fund
Non Profit
33%
15%
1%
4%
19%
28%
* Includes sales $30 mm and
greater

CB Richard Ellis | Page 41 Investment Sales 2005 Volume (Percentage by Property Type) Office Multi-Family Land Hotel Retail Other 46% 18% 1% 5% 5% 25% 25% Source: CoStar Realty Information, Inc.

CB Richard Ellis | Page 42 OFFICE LEASING Measured Improvement

CB Richard Ellis | Page 43
NYC Office Market
Manhattan Vacancy Rates – Last 12 Months
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
Mar-
05
Apr-05 May-
05
Jun-05 Jul-05 Aug-
05
Sep-
05
Oct-05 Nov-
05
Dec-
05
Jan-06 Feb-
06
Mar-
06
Apr-06

CB Richard Ellis | Page 44
NYC Office Market
Manhattan Average Asking Rents – Last 12 Months
$40.00
$41.00
$42.00
$43.00
$44.00
$45.00
$46.00
$47.00
Mar-
05
Apr-05 May-
05
Jun-05 Jul-05 Aug-
05
Sep-
05
Oct-05 Nov-
05
Dec-
05
Jan-06 Feb-
06
Mar-
06
Apr-06

CB Richard Ellis | Page 45 Annual Leasing Activity 0 2 4 6 8 10 12 14 16 18 20 RSF (mm) Midtown Midtown South 1998 2000 2002 2004 YTD 1998 2000 2002 2004 YTD

CB Richard Ellis | Page 46 Office Market 8 Years 3 Years Availability Rates – Market Inflection Points 3+ ? Midtown Midtown South 0% 5% 10% 15% 20% 1990 2000 2006 YTD

CB Richard Ellis | Page 47 Office Market Midtown Asking Rents Direct Sublet $0 $10 $20 $30 $40 $50 $60 $70 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 YTD

CB Richard Ellis | Page 48 New York City How will the office market react ?

CB Richard Ellis | Page 49
Still Believe “Build it and They Will Come”
$0
$10
$20
$30
$40
$50
$60
$70
1970 1975 1980 1985 1990 1995 2000 2005
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Historical Asking Rents and Vacancy Rates
Overbuilding Overbuying
Vacancy Rate         Asking Rents
Recession

CB Richard Ellis | Page 50 Financial Services RECORD PROFITS

BEAR STEARNS

citibank

Goldman Sachs

UBS

JPMorganChase

LEHMAN BROTHERS

Merrill Lynch

Morgan Stanley

Financial Services

CB Richard Ellis | Page 52
Financial Services
Increasing Wall Street Profits to Increase Hiring
50
100
150
200
250
1998 1999 2000 2001 2002 2003 2004 2005
$8
$10
$12
$14
$16
$18
$20
$22
$24
Employment (000's) Bonus Pool ($ Billions)
Source:  NY Department of Finance

RSF (mm)
# of Transaction

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 53
Financial Services Office Leasing Transactions
All Manhattan
0.0
2.0
4.0
6.0
8.0
10.0
12.0
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
100
120
140
160
180
200
RSF # of Deals
?

CB Richard Ellis | Page 54
Manhattan Office Market – Annual Snapshot
Sublet
Blocks
Direct
Blocks
Total RSF
15
4
(5)
16
4.7 million
1.2 million
(3.0 million)
6.5 million
4
3
(11)
12
April 2006 Blocks
+ New Blocks
- Absorption
April 2005 Blocks
Largest Midtown Blocks Available (>100,00 RSF)
April 2005 vs. April 2006
30% Fewer Blocks in 1 Year

CB Richard Ellis | Page 55
Manhattan Office Market – Annual Snapshot
New Space Coming on to Market
350,000 RSF Added Per Quarter through
1st
Quarter 2008
350,000 sf 707,540 sf 100,000,000 sf 680,000 sf
Bank of America New York Times Verizon Old New York Times
1Q 2008 1Q 2007 4Q 2006 3Q 2007
One Bryant Park 620 Eighth Avenue 1095 Ave/Americas 229 West 43
rd
St.

CB Richard Ellis | Page 56
Office Market - Floor Height
0%
10%
20%
30%
40%
50%
Floors 1-9              Floors 10-19            Floors 20-29             Floors 30+
Inventory, Direct vs. Sublet Space Leased
Inventory         Leased Direct Subleased

CB Richard Ellis | Page 57 Office Market – Floor Height 0% 3% 6% 9% 12% 1-9 10-19 20-29 30+ Availability Rates Direct Space Sublet Space

CB Richard Ellis | Page 58 Office Market – Floor Height $20 $30 $40 $50 $60 $70 $80 1-9 10-19 20-29 30+ Average Asking Rents Direct Space Sublet Space

CB Richard Ellis | Page 59 Office Market 0% 5% 10% 15% 20% 2001 2002 2003 2004 2005 YTD Availability Rates Top 40% Secondary Buildings 3.5%

CB Richard Ellis | Page 60 New York City How will the office market react ?

CB Richard Ellis | Page 61 New York City Corporate costs are going up

CB Richard Ellis | Page 62
Manhattan Office Market – Annual Snapshot
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2000 2001 2002 2003 2004 2005 2005
8.5%
9.0%
9.5%
10.0%
10.5%
11.0%
11.5%
12.0%
Assessed Value RE Tax Rate
25 Midtown Buildings (in $000’s)
($000’s)

Total Office Construction

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 63
Manhattan Office Market – Annual Snapshot
$0
$2
$4
$6
$8
$10
$12
$14
99/00 00/01 01/02 02/03 03/04 04/05 05/06
Compounded Annual Growth Rate of 7.8%
Midtown Sample Tax Bill – Average Real Estate Tax per
RSF

CB Richard Ellis | Page 64 New York City Living costs are going up

CB Richard Ellis | Page 65
Manhattan Office Market – Annual Snapshot
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
2001 2002 2003 2004 2005
Studio 1 Bedroom
Average Rental Rates
Source:  Corcoran

CB Richard Ellis | Page 66 HOW HIGH CAN IT GO?

Total Office Construction

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 67
Still Believe “Build It and They Will Come”
0
10,000,000
20,000,000
30,000,000
40,000,000
50,000,000
60,000,000
70,000,000
1950's 1960's 1970's 1980's 1990's 2000's
*
Assumes complete office development of the World Trade Center and Hudson
Yards
sites. Hudson Yards is assumed to deliver 2 million sq. ft. per year beginning
Manhattan Office Construction

CB Richard Ellis | Page 68
New Construction
4 Times Square 3 Times Square 5 Times Square 1745 Broadway 383 Madison Ave.
1999 2001 2002 2002 2002
Conde Nast Reuters Ernst & Young Random House Bear Stearns
222 East 41st St. 60 Columbus Circle 731 Lexington Ave. 300 Madison Ave. 7 Times Square
2002 2003 2004 2004 2004
Jones, Day, Time Warner Bloomberg CIBC Ann Taylor
Reavis & Pogue
1999 - 2005

CB Richard Ellis | Page 69 620 Eighth Ave. One Bryant Park 505 Madison Ave. Site 26 2006 2006 2006 2006 New York Times Bank of America CIT Goldman Sachs New Construction 2006

CB Richard Ellis | Page 70 New York City Build it and they will come

Development Sites
Times Square/ South
Penn Plaza
A-C-E
1-2-3

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 71 Select Westside Development Sites

MADISON SQUARE GARDEN
WIN A COLLEGE
SCHOLARSHIP FROM
MCS CANON and
THE NY KNICKS
CALL (877) NYK-DUNK
PENN STATION
ISON SQUARE GARDEN
MADISON SQUARE GARDEN

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 72 Westside Development

CB Richard Ellis | Page 73 DOWNTOWN MANHATTAN

CB Richard Ellis | Page 74 Downtown Office Market Downtown Availability Rates – Market Inflection Points 6 Years 5 Years 1995 ? 0% 5% 10% 15% 20% 25% 30% 1990 2000 2006 YTD

RSF / MM
Units

100 A Century of Service
1906 | 2006

CB Richard Ellis | Page 75
Downtown Residential Conversions
0.0
0.5
1.0
1.5
2.0
2.5
3.0
1997 1998 1999 2000 2001 2002 2003 2004 04/05
0
500
1000
1500
2000
2500
RSF Units
Proposed
Units: 3,000
RSF: 3,684,000
Buildings: 11
Completed
Units: 5,562
RSF: 6,158,576
Buildings: 20

CB Richard Ellis | Page 76
233 Broadway*
5 Beekman St.
170 Broadway
15 Maiden Lane
90 West St.
40 Rector St.
40 Fulton St.
15
Broad
St.*
20
Exchange
Place
63 Wall Street
100 Maiden Lane
10 Hanover Sq.
91-99 John St.
85 John St.
127 John St.
271 Church St.
270 Broadway
53 Park Place 110/120 Church St.
150 Nassau St.
15 Park Row
17 John St.
80
John St.
90 John St.
45
Wall St.
25 Broad St.
17 Battery South
21 West St.
90 Washington St.
19 Rector St.
71
Broadway
110 Washington St.
95 Maiden Ln.
67 Wall St.
20 Pine St.
80 Broad St.
5C
5B
10 Liberty St.
2 Gold St.
Completed
Planned/Potential
New Development
Planned & Proposed Residential Conversions from
Commercial
Downtown Manhattan
* Partial Building
100 Maiden Lane represents a potential project
Source: City of New York Department of City
Planning
350 Broadway
133-135 Greenwich
4 Albany St.
14 Wall
25 Broadway
28-32 Washington St.

CB Richard Ellis | Page 77 Downtown World Trade Center Transportation Hub Santiago Calatrava's design

CB Richard Ellis | Page 78 0 1 2 3 4 5 6 7 8 9 10 11 1996 1998 2000 2002 2004 2006 Downtown Historical Leasing Activity K E Y Full Year Year to Date May 2006

CB Richard Ellis | Page 79
Manhattan Office Market – Annual Snapshot
Sublet
Blocks
Direct
Blocks
Total RSF
16
4
(10)
22
4.7 million
2.5 million
(3.3 million)
5.5 million
2
2
0
0
April 2006 Blocks
+ New Blocks
- Absorption
April 2005 Blocks
Largest Downtown Blocks Available (>100,000 RSF)
January 2004 vs. April 2006
20% Fewer Blocks in over 2 Years

CB Richard Ellis | Page 80
Asking Rents
% Discount of Downtown to Midtown
10%
20%
30%
40%
50%
2Q '92 3Q' '93 4Q '94 1Q'96 2Q '97 3Q '98 4Q '99 1Q '01 2Q '02 3Q '03 4Q '04 1Q '06
Average: 31%
Average: 31%
Today: 48%
34% W/out 7 WTC

CB Richard Ellis | Page 81
World Trade Center Sites and 7 World Trade Center
• Annual rent reduction incentive
• Commercial rent tax exemption
• Sales tax exemption
• PILOT
Other Downtown Incentives
• REAP
• Commercial Rent Tax Exemption
• Sales Tax Exemption
Pre-1975 Buildings
• Real Estate Tax Abatement
• Lower Manhattan Energy Program
Incentive Programs - Downtown

CB Richard Ellis | Page 82 Downtown Resolution Reached on Demolition 130 Liberty Street

CULTURAL CENTER

100 A Century of Service
1906 | 2006

CB Richard Ellis | Page 83 Lower Manhattan Rebuilding

CB Richard Ellis | Page 84 ACROSS THE RIVERS

CB Richard Ellis | Page 85 Alternative Office Markets Size of Markets (Millions RSF) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Long Island City Brooklyn NJ Waterfront

CB Richard Ellis | Page 86 Alternative Office Market Historical Availability Rates 0% 5% 10% 15% 20% 25% 2001 2002 2003 2004 2005 2006 Brooklyn Waterfront

CB Richard Ellis | Page 87 Alternative Office Market Average Asking Rent $20 $21 $22 $23 $24 $25 $26 $27 $28 $29 $30 2001 2002 2003 2004 2005 2006 Brooklyn Waterfront

CB Richard Ellis | Page 88 Alternative Office Market Long Island City

CB Richard Ellis | Page 89
New York City Economy
NYC Population Boom (YR 2005 – vs. 2025 Estimate)
0
500
1,000
1,500
2,000
2,500
3,000
Manhattan Brooklyn Queens Bronx Staten
Island
YR 2005 YR 2025
Source:  NY Times

CB Richard Ellis | Page 90 New York City Economy NYC Population Change (YR 2005 – vs. 2025 Estimate) Source: NY Times 0 500 1,000 1,500 2,000 2,500 3,000 White Black Asian Hispanic YR 2005 YR 2025